UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22067

AllianzGI Global Equity & Convertible Income Fund
(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY			10019
(Address of principal executive offices)			(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-739-3371

Date of fiscal year end:	August 31, 2013

Date of reporting period:	August 31, 2013

ITEM 1: REPORT TO SHAREHOLDERS

Table of Contents

2–3	Letter from Chairman of the Board & President

4–5	Fund Insights

6	Performance & Statistics

7–23	Schedule of Investments

24	Statement of Assets and Liabilities

25	Statement of Operations

26	Statement of Changes in Net Assets

27–36	Notes to Financial Statements

37	Financial Highlights

38	Report of Independent Registered Public Accounting Firm

39	Tax Information/Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures

40–43	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements

44–45	Privacy Policy

46–47	Dividend Reinvestment Plan

48–49	Board of Trustees

50	Fund Officers

Letter from Chairman of the Board & President

Dear Shareholder:

While global economic growth was far from robust, there were signs of improvement in a number of countries during the fiscal twelve-month fiscal reporting period ended August 31, 2013. Against this backdrop, global equities generated strong results, while bond prices were pressured by rising interest rates.

Hans W. Kertess Chairman Brian S. Shlissel President & CEO

Twelve-Month Fiscal Period in Review
For the fiscal year ended August 31, 2013, AllianzGI Global Equity & Convertible Income Fund (the “Fund”) returned 15.19% on net asset value (“NAV”) and 17.67% on market price.

In comparison, the MSCI All Country World Index, an unmanaged global index reflective of developed equity markets, rose 15.48% in US dollar terms. The BofA Merrill Lynch All US Convertibles Index, an unmanaged index representative of the convertible securities market, gained 18.78%. The Standard & Poor’s 500 Index, an unmanaged index representative of the US stock market, rose 18.70% and the Barclays US Credit Index, an unmanaged index considered representative of publicly issued, Securities and Exchange Commission (“SEC”) registered US corporate and specific foreign debentures and secured notes, declined 2.12% during the twelve-month period.

During the reporting period, the United States experienced choppy but continued growth. Gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, grew at an annual pace of 2.8% during the third quarter of 2012. GDP growth decelerated to 0.1% during the fourth quarter of 2012, as private inventory investment and federal government spending moderated. However, GDP growth rose to 1.1% during the first quarter of 2013. According to the second estimate from the US Commerce Department, GDP growth increased to a 2.5% annual pace during the second quarter of 2013.

Although US economic data was mixed at times, there were continued signs of the long-awaited recovery in the housing market. In addition, while unemployment remained elevated, the unemployment rate dropped from 8.1% in August 2012 to 7.3% in August 2013.

Outlook

With unemployment falling and some signs of improving economic activity, the Federal Reserve (the “Fed”) announced its intention to begin tapering its monthly $85 billion asset purchase program. This triggered sharply rising yields and declining bond prices. The yield on the benchmark 10-year US Treasury bond rose from 1.57% at the beginning of the reporting period to 2.78% at August 31,

2  Annual Report | August 31, 2013

2013. While long-term rates have increased, the Fed has indicated that it intends to maintain the Fed Funds rate in the 0.0% to 0.25% range “as long as the unemployment rate remains above 6.5%,” provided that inflation remains well contained.

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Market volatility increased sharply toward the end of the fiscal reporting period. This was partially triggered by concerns regarding the Fed’s plans to taper its asset purchase program and slower global growth.

We expect the Fed’s policy stance to remain accommodative, even if it begins to taper its purchase program sooner rather than later. Fed tapering is likely to create greater volatility; however, we believe the Fed will only raise interest rates if it is confident the economic recovery is on solid footing. Concerns of higher interest rates impacting the housing market, geopolitical issues and an impasse in Congress regarding the raising of the debt ceiling may also contribute to market volatility.

With respect to the US economy, an important factor going forward will be consumer spending, as it comprises in excess of two-thirds of GDP. While the global financial crisis of 2008-2009 has had a significant impact on consumers’ mindset, auto and retail sales have been generally solid. In addition, it appears that as the employment situation improves, consumer confidence will likely rise, with spending to follow. This could help drive the economy during the remainder of the year and into 2014.

For specific information on the Fund and its performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, us.allianzgi.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Allianz Global Investors US LLC, the Fund’s sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman of the Board of Trustees	President & Chief Executive Officer

August 31, 2013 | Annual Report  3

Fund Insights

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (unaudited)

For the period of September 1, 2012 through August 31, 2013 as provided by Doug Forsyth, Portfolio Manager.

For the fiscal year ended August 31, 2013, AllianzGI Global Equity & Convertible Income Fund (the “Fund”) returned 15.19% on net asset value (“NAV”) and 17.67% on market price.

Market Environment

Many of the factors contributing to the equity and convertible market’s return earlier this year were seen throughout 2012. Convertible bonds benefited from both credit-spread tightening and higher equity prices. The primary reason for continued credit improvement was, and is, the lack of credit risk. Solid balance sheets were confirmed in the quarterly reporting seasons. The new-issue corporate-bond market produced a lower semiannual interest-expense burden for issuers, and again proved the widespread availability of new capital. Furthermore, the majority of the new issues’ use-of-proceeds continued to be refinancing, which helps eliminate near-term amortization risk in the market. A consistently accommodative global monetary policy has continued to offset any headline macroeconomic softness.

The market advance continued into late spring of 2013 as first-quarter corporate profits for most companies exceeded expectations. In June, however, stocks pulled back. What had been perceived by investors as a unilaterally accommodative global monetary policy had been tempered by the language, not the actions, of the US Federal Reserve (the “Fed”).

The Fed’s statements in June concerning the potential tapering of its bond buying program rattled the overall markets, but also specifically impacted longer-dated Treasuries.

In July equities and convertibles rebounded sharply and then reversed course into the end of the reporting period. Initially, better-than-expected second-quarter corporate profits, rising US consumer confidence and a strengthening US economy helped support an advance that lifted US equities to new highs for the year. In August, the convertible market declined alongside equities, but to a lesser degree. Speculation on the timing of monetary stimulus tapering and a further rise in interest rates pressured investor sentiment. However, despite these macro-related risks, on average issuer fundamentals continued to improve over the reporting period.

Against this backdrop, non-US developed market equities advanced thanks to improving global growth prospects and further economic stimulus packages. European stocks were among the best performers, led by outperformance in smaller benchmark names. Larger index weights, including France and Germany, also outperformed during the period. Japanese stocks rallied due to expansionary government policies and improving investor sentiment. Conversely, Australian stocks were positive on an absolute basis, but lagged on a relative basis due to an increase in Australia’s unemployment rate, a slowdown in consumer growth, and declining commodity prices.

4  Annual Report | August 31, 2013

Levels of implied volatility, as measured by the Chicago Board Options Exchange Volatility Index (“VIX”), were muted compared to recent years. The VIX began the period at 17.47 and traded range bound before spiking in the final days of December due to the impending US fiscal cliff. Volatility declined sharply after the event was avoided and remained subdued until the Fed introduced stimulus tapering commentary. After peaking just below 22.0 in late June, the VIX retreated to close the period at 17.01.

Portfolio Specifics

The Fund rallied with the market during the reporting period. Strength was broad based and evident in a variety of holdings and industries. Exposure to convertible bonds helped cushion the Fund from downside volatility during equity market declines and provided upside participation when equities rallied.

In the US equity sleeve, sector allocations which helped performance relative to the Russell 1000 Growth Index were Information Technology, Financials and Consumer Staples. Stock picking and asset allocation effects across all of the aforementioned sectors were also positive. In contrast, security selection within the Industrials, Energy and Materials sectors hindered relative returns.

In the International equity sleeve, stock selection lagged the MSCI EAFE Index in the reporting period. In particular, bottom-up stock picking in the United Kingdom trailed the benchmark due to more conservative security selections. Hong Kong and France also detracted from relative results due to bottom-up selections, as did an overweight allocation to Singapore. Conversely, positive stock selection and a modest underweight in Australia positively impacted results for the annual reporting period. From a sector perspective, stock selection within Industrials and Financials, two of the top index performers, trailed the benchmark on a relative basis. Selections within Materials also offset results, due primarily to positions in the chemical industry. Meanwhile, stock selection in the Health Care sector proved advantageous, as did a relative overweight to Consumer Discretionary stocks, which posted the best performance for the benchmark index during the annual reporting period.

In the convertibles sleeve, sector allocations which helped performance relative to the convertibles universe in the reporting period were Financials, Transportation and Technology. The Fund benefitted from an overweighting in Transportation in addition to higher issuer-specific performance versus the overall sector. Conversely, sector allocations that hampered relative performance in the reporting period were Energy, Health Care and Utilities. All of the aforementioned sectors exhibited lower issuer-specific performance versus the universe.

The Fund benefitted from opportunistically over-writing on individual equity positions. Single stock implied volatilities for the front month continued to be low. Despite the challenging equity market, acceptable single stock premiums were recognized. As select equity holdings moved higher, the covered calls were actively managed to higher strike prices.

August 31, 2013 | Annual Report  5

Performance & Statistics

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (unaudited)

Total Return(1):	Market Price	NAV
1 Year	17.67%	15.19%
5 Year	4.79%	5.23%
Commencement of Operations (9/28/07) to 8/31/13	0.04%	1.86%

Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (9/28/07) to 8/31/13	Market Price	$14.38
	NAV	$15.85
NAV	Discount to NAV	-9.27%
Market Price	Market Price Yield(2)	6.26%

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets less total liabilities divided by the number of shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend (comprised of net investment income and net short-term capital gains, if any) by the market price per share at August 31, 2013.

6  Annual Report | August 31, 2013

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013

Shares		Value
Common Stock – 78.2%
	Australia – 2.3%
	Airlines–0.2%
152,554	Qantas Airways Ltd. (a)	$184,945
	Biotechnology – 0.9%
17,462	CSL Ltd. (c)	1,054,447
	Construction & Engineering – 0.2%
14,173	Leighton Holdings Ltd.	217,836
	Diversified Financial Services – 0.6%
139,994	Challenger Ltd.	644,850
	Metals & Mining – 0.4%
58,602	Arrium Ltd.	58,107
13,924	BHP Billiton Ltd.	440,329
		498,436
	Austria – 0.1%
	Building Products – 0.0%
3,027	Wienerberger AG	43,838
	Metals & Mining – 0.1%
2,316	Voestalpine AG	98,980
	Belgium – 0.1%
	Chemicals – 0.1%
5,374	Tessenderlo Chemie NV	129,500
	Bermuda – 0.4%
	Insurance – 0.4%
20,240	Assured Guaranty Ltd.	402,574
	Brazil – 0.4%
	Metals & Mining – 0.4%
32,439	Vale S.A., Class B, ADR	467,446
	Canada – 0.1%
	Communications Equipment – 0.1%
9,100	Blackberry Ltd. (a)	92,092
	China – 0.2%
	Electronic Equipment, Instruments – 0.1%
36,600	Kingboard Chemical Holdings Ltd.	79,171
	Independent Power Producers – 0.1%
38,000	China Resources Power Holdings Co., Ltd.	87,215
	Paper & Forest Products – 0.0%
112,000	Lee & Man Paper Manufacturing Ltd.	66,028
	Denmark – 0.1%
	Construction & Engineering – 0.1%
2,000	FLSmidth & Co. AS	109,055

August 31, 2013 | Annual Report    7

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Shares		Value
	Finland – 0.2%
	Communications Equipment – 0.0%
7,353	Nokia Oyj (a)	$28,528
	Food & Staples Retailing – 0.2%
4,984	Kesko Oyj, Class B	150,166
	France – 1.9%
	Airlines – 0.0%
4,355	Air France – KLM (a)	32,759
	Automobiles – 0.3%
9,874	Peugeot S.A. (a)	140,260
1,838	Renault S.A.	131,471
		271,731
	Commercial Banks – 0.4%
4,922	BNP Paribas S.A.	308,593
12,598	Credit Agricole S.A. (a)	127,274
		435,867
	Diversified Telecommunication – 0.4%
47,233	Orange S.A. (c)	479,468
	Electrical Equipment – 0.2%
4,912	Alstom S.A.	172,976
	Household Durables – 0.2%
2,043	SEB S.A.	158,273
	Metals & Mining – 0.0%
154	APERAM	2,083
3,088	ArcelorMittal	39,507
		41,590
	Oil, Gas & Consumable Fuels – 0.4%
8,490	Total S.A.	470,141
	Germany – 2.0%
	Airlines – 0.4%
23,665	Deutsche Lufthansa AG (a)	422,177
	Automobiles – 1.1%
17,212	Daimler AG (c)	1,181,051
	Chemicals – 0.2%
7,688	K+S AG	187,142
	Electrical Equipment – 0.0%
149	Osram Licht AG (a)	5,965
	Industrial Conglomerates – 0.1%
1,496	Siemens AG	158,450
	Metals & Mining – 0.0%
1,548	Salzgitter AG	58,692
	Multi-Utilities – 0.0%
568	RWE AG	15,600

8  Annual Report | August 31, 2013

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Shares		Value
	Semiconductors & Semiconductor Equipment – 0.2%
2,911	Aixtron AG (a)	$45,548
15,947	Infineon Technologies AG	144,437
		189,985
	Greece – 0.0%
	Commercial Banks – 0.0%
403	National Bank of Greece S.A. (a)	1,613
	Hong Kong – 1.8%
	Airlines – 0.3%
197,000	Cathay Pacific Airways Ltd.	338,403
	Diversified Financial Services – 0.1%
8,000	Hong Kong Exchanges & Clearing Ltd.	122,301
	Electric Utilities – 0.4%
59,000	Cheung Kong Infrastructure Holdings Ltd.	398,411
	Industrial Conglomerates – 0.2%
3,600	Jardine Matheson Holdings Ltd.	191,070
	Marine – 0.0%
10,500	Orient Overseas International Ltd.	57,699
	Real Estate Management & Development – 0.7%
41,000	Hang Lung Group Ltd.	200,576
118,000	New World Development Co., Ltd.	164,633
28,000	Swire Pacific Ltd., Class A	320,166
19,600	Swire Properties Ltd.	54,715
		740,090
	Semiconductors & Semiconductor Equipment – 0.1%
16,500	ASM Pacific Technology Ltd.	169,645
	Specialty Retail – 0.0%
19,981	Esprit Holdings Ltd.	33,977
	Ireland – 0.5%
	Banks – 0.0%
20,740	Irish Bank Resolution Corp., Ltd. (a) (b)	274
	Insurance – 0.5%
9,738	Permanent TSB Group Holdings PLC (a)	488
19,230	XL Group PLC, Class A	568,439
		568,927
	Israel – 0.1%
	Pharmaceuticals – 0.1%
3,501	Teva Pharmaceutical Industries Ltd., ADR	133,808
	Italy – 0.5%
	Electric Utilities – 0.1%
54,358	Enel SpA	179,231
	Household Durables – 0.1%
14,735	Indesit Co. SpA	116,402

August 31, 2013 | Annual Report  9

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Shares		Value
	Oil, Gas & Consumable Fuels – 0.3%
13,395	ENI SpA	$305,108
	Japan – 5.4%
	Auto Components – 0.1%
5,800	Tokai Rika Co., Ltd.	114,363
	Commercial Banks – 0.5%
169,000	Hokuhoku Financial Group, Inc.	312,714
4,896	Sumitomo Mitsui Financial Group, Inc.	215,208
		527,922
	Computers & Peripherals – 0.1%
13,000	Toshiba Corp.	51,230
	Diversified Financial Services – 0.1%
4,900	ORIX Corp.	66,767
	Diversified Telecommunication – 0.1%
2,100	Nippon Telegraph & Telephone Corp.	106,537
	Electronic Equipment, Instruments – 0.3%
3,500	FUJIFILM Holdings Corp.	75,940
5,500	Mitsumi Electric Co., Ltd.	39,884
23,000	Nippon Chemi-Con Corp.	89,405
14,000	Star Micronics Co., Ltd.	134,203
		339,432
	Health Care Equipment & Supplies – 0.2%
7,000	Olympus Corp.	201,049
	Household Durables – 0.2%
13,300	Sony Corp.	264,709
	Leisure Equipment & Products – 0.4%
5,000	Nikon Corp.	84,012
7,900	Sankyo Co., Ltd.	366,578
		450,590
	Machinery – 0.2%
5,000	Glory Ltd.	104,101
4,700	Shima Seiki Manufacturing Ltd.	90,134
		194,235
	Marine – 0.3%
71,000	Mitsui OSK Lines Ltd.	278,411
32,000	Nippon Yusen KK	90,498
		368,909
	Metals & Mining – 0.3%
4,300	JFE Holdings, Inc.	94,318
84,160	Nippon Steel & Sumitomo Metal Corp.	237,722
		332,040
	Pharmaceuticals – 0.2%
6,000	Chugai Pharmaceutical Co., Ltd.	122,630
3,300	Daiichi Sankyo Co., Ltd.	56,455
		179,085

10  Annual Report | August 31, 2013

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Shares		Value
	Road & Rail – 0.1%
1,700	East Japan Railway Co.	$130,018
	Software – 0.0%
300	Nintendo Co., Ltd.	33,922
	Specialty Retail – 0.1%
3,000	Aoyama Trading Co., Ltd.	73,837
	Tobacco – 0.1%
3,200	Japan Tobacco, Inc.	108,080
	Trading Companies & Distribution – 1.7%
54,000	ITOCHU Corp.	607,890
70,000	Marubeni Corp.	505,598
26,000	Mitsui & Co., Ltd.	359,551
36,900	Sumitomo Corp.	464,863
		1,937,902
	Wireless Telecommunication Services – 0.4%
10,000	KDDI Corp.	475,384
	Netherlands – 0.1%
	Diversified Financial Services – 0.1%
14,541	ING Groep NV (a)	158,317
	New Zealand – 0.2%
	Construction Materials – 0.2%
27,259	Fletcher Building Ltd.	184,058
	Norway – 0.5%
	Chemicals – 0.4%
10,500	Yara International ASA	415,039
	Energy Equipment & Services – 0.1%
3,400	TGS Nopec Geophysical Co. ASA	100,064
	Singapore – 1.0%
	Airlines – 0.3%
40,000	Singapore Airlines Ltd.	296,459
	Commercial Banks – 0.2%
36,000	Oversea-Chinese Banking Corp., Ltd.	278,333
	Distributors – 0.2%
9,000	Jardine Cycle & Carriage Ltd.	233,690
	Electronic Equipment, Instruments – 0.1%
26,000	Venture Corp., Ltd.	154,751
	Real Estate Management & Development – 0.1%
71,000	Wing Tai Holdings Ltd.	117,056
	Transportation Infrastructure – 0.1%
29,200	SATS Ltd.	68,814
	Spain – 0.8%
	Construction & Engineering – 0.2%
9,221	ACS Actividades de Construccion y Servicios S.A.	259,364

August 31, 2013 | Annual Report  11

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Shares		Value
2,822	Sacyr S.A. (a)	$10,048
		269,412
	Diversified Telecommunication – 0.6%
45,274	Telefonica S.A. (a)	615,478
	Sweden – 1.5%
	Commercial Banks – 0.3%
19,000	Nordea Bank AB	220,906
4,200	Swedbank AB, Class A	94,996
		315,902
	Household Durables – 0.1%
5,400	Electrolux AB, Class B	142,792
	Machinery – 0.7%
20,200	Sandvik AB	269,958
16,000	Trelleborg AB, Class B	269,833
14,200	Volvo AB, Class B	204,413
		744,204
	Specialty Retail – 0.4%
13,200	Hennes & Mauritz AB, Class B	484,376
	Switzerland – 1.9%
	Biotechnology – 0.4%
5,878	Actelion Ltd. (a)	399,434
	Capital Markets – 0.1%
2,840	Credit Suisse Group AG (a)	81,861
	Energy Equipment & Services – 0.3%
20,647	Weatherford International Ltd. (a)	307,847
	Insurance – 0.8%
3,450	Zurich Financial Services AG (a) (c)	857,960
	Metals & Mining – 0.0%
13,807	Glencore Xstrata PLC (a)	65,344
	Textiles, Apparel & Luxury Goods – 0.3%
656	Swatch Group AG	377,372
	United Kingdom – 8.2%
	Aerospace & Defense – 0.1%
11,929	BAE Systems PLC	80,421
	Capital Markets – 0.1%
17,856	3i Group PLC	99,239
	Chemicals – 0.0%
4,961	Alent PLC	27,296
	Commercial Banks – 0.4%
50,729	Barclays PLC	222,224
18,343	Lloyds TSB Group PLC (a)	20,632
5,193	Royal Bank of Scotland Group PLC (a)	26,827
9,470	Standard Chartered PLC	211,624
		481,307

12  Annual Report | August 31, 2013

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Shares		Value
	Commercial Services & Supplies – 0.3%
13,154	Aggreko PLC	$331,941
	Food & Staples Retailing – 0.4%
92,742	WM Morrison Supermarkets PLC (c)	417,263
	Industrial Conglomerates – 0.1%
4,730	Smiths Group PLC	93,923
	Insurance – 0.8%
221,798	Old Mutual PLC	622,470
45,432	Standard Life PLC	233,419
		855,889
	Machinery – 0.0%
4,961	Vesuvius PLC	35,508
	Metals & Mining – 1.3%
6,416	Anglo American PLC	147,188
36,554	BHP Billiton PLC (c)	1,063,188
5,372	Rio Tinto PLC	242,544
		1,452,920
	Multiline Retail – 1.0%
26,858	Marks & Spencer Group PLC	196,341
12,486	Next PLC	947,005
		1,143,346
	Oil, Gas & Consumable Fuels – 2.1%
16,993	BG Group PLC	323,345
	Royal Dutch Shell PLC
16,201	Class A	523,973
45,399	Class B (c)	1,528,038
		2,375,356
	Professional Services – 0.1%
14,108	Michael Page International PLC	101,053
	Specialty Retail – 0.3%
16,621	Game Group PLC (a) (b)	258
72,326	Howden Joinery Group PLC	315,547
		315,805
	Tobacco – 0.7%
14,650	British American Tobacco PLC (c)	740,772
	Wireless Telecommunication Services – 0.5%
165,068	Vodafone Group PLC	531,769
	United States – 47.9%
	Aerospace & Defense – 1.9%
10,300	L-3 Communications Holdings, Inc.	930,399
45,800	Textron, Inc.	1,233,852
		2,164,251
	Auto Components – 1.1%
31,200	Johnson Controls, Inc.	1,264,536

August 31, 2013 | Annual Report  13

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Shares		Value
	Automobiles – 1.4%
82,000	Ford Motor Co.	$1,327,580
5,837	General Motors Co. (a)	198,925
		1,526,505
	Beverages – 2.2%
28,200	Coca-Cola Co.	1,076,676
15,600	Molson Coors Brewing Co., Class B	761,124
7,500	PepsiCo, Inc.	597,975
		2,435,775
	Biotechnology – 1.5%
1,400	Amgen, Inc. (c)	152,516
24,900	Gilead Sciences, Inc. (a) (c)	1,500,723
		1,653,239
	Chemicals – 0.2%
2,600	Monsanto Co.	254,514
	Communications Equipment – 3.3%
5,266	Aviat Networks, Inc. (a)	13,375
44,800	Cisco Systems, Inc.	1,044,288
5,984	EchoStar Corp., Class A (a)	240,916
21,200	Harris Corp.	1,200,556
17,000	Qualcomm, Inc.	1,126,760
		3,625,895
	Computers & Peripherals – 2.2%
2,400	Apple, Inc.	1,168,920
51,700	EMC Corp.	1,332,826
		2,501,746
	Construction & Engineering – 0.1%
2,200	Fluor Corp. (c)	139,546
	Diversified Telecommunication Services – 1.1%
6,769	Frontier Communications Corp.	29,310
25,600	Verizon Communications, Inc.	1,212,928
		1,242,238
	Electric Utilities – 1.3%
13,855	Entergy Corp.	876,052
11,625	Exelon Corp.	354,446
6,744	PPL Corp.	207,041
		1,437,539
	Electronic Equipment, Instruments & Components – 0.9%
13,500	Amphenol Corp., Class A	1,022,895
	Energy Equipment & Services – 3.1%
9,700	Diamond Offshore Drilling, Inc.	621,091
15,500	National Oilwell Varco, Inc.	1,151,650
20,100	Schlumberger Ltd.	1,626,894
		3,399,635

14	Annual Report | August 31, 2013

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Shares		Value
	Food & Staples Retailing – 0.2%
2,400	Costco Wholesale Corp.	$268,488
	Food Products – 0.6%
20,500	Archer-Daniels-Midland Co.	721,805
	Health Care Equipment & Supplies – 1.8%
15,600	Baxter International, Inc.	1,085,136
2,300	Intuitive Surgical, Inc. (a)	888,996
		1,974,132
	Health Care Providers & Services – 1.2%
10,800	McKesson Corp. (c)	1,311,228
	Hotels, Restaurants & Leisure – 1.3%
11,900	McDonald’s Corp.	1,122,884
3,800	Starbucks Corp. (c)	267,976
		1,390,860
	Household Products – 1.2%
16,500	Procter & Gamble Co.	1,285,185
	Independent Power Producers & Energy Traders – 0.9%
38,461	NRG Energy, Inc.	1,009,601
	Industrial Conglomerates – 1.3%
62,026	General Electric Co.	1,435,281
	Insurance – 2.2%
2,679	American International Group, Inc. (a)	124,466
46,000	Genworth Financial, Inc., Class A (a)	542,800
11,760	MetLife, Inc.	543,195
16,500	Prudential Financial, Inc. (c)	1,235,520
		2,445,981
	Internet & Catalog Retail – 0.3%
1,000	Amazon.com, Inc. (a) (c)	280,980
	Internet Software & Services – 1.2%
1,600	Google, Inc., Class A (a)	1,355,040
	IT Services – 1.1%
5,200	International Business Machines Corp.	947,804
1,600	Visa, Inc., Class A	279,072
		1,226,876
	Machinery – 2.8%
18,700	AGCO Corp.	1,057,672
2,221	Colfax Corp. (a)	115,692
14,200	Deere & Co.	1,187,688
14,900	Joy Global, Inc.	731,888
		3,092,940
	Media – 0.1%
3,100	Comcast Corp., Class A	130,479
	Metals & Mining – 0.6%
23,400	Freeport-McMoRan Copper & Gold, Inc.	707,148

August 31, 2013 | Annual Report	15

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Shares		Value
	Multiline Retail – 1.2%
20,200	Target Corp.	$1,278,862
	Multi-Utilities – 1.0%
28,169	PG&E Corp.	1,165,070
	Oil, Gas & Consumable Fuels – 1.7%
4,726	Apache Corp.	404,924
5,500	Occidental Petroleum Corp.	485,155
19,400	Peabody Energy Corp.	333,680
18,800	Valero Energy Corp.	667,964
		1,891,723
	Pharmaceuticals – 2.0%
29,000	Bristol-Myers Squibb Co.	1,209,010
21,200	Merck & Co., Inc.	1,002,548
		2,211,558
	Real Estate Investment Trust – 0.0%
243	Boston Properties, Inc.	24,907
	Semiconductors & Semiconductor Equipment – 2.1%
48,000	Intel Corp.	1,055,040
33,800	Texas Instruments, Inc. (c)	1,291,160
		2,346,200
	Software – 2.3%
41,200	Microsoft Corp.	1,376,080
36,900	Oracle Corp.	1,175,634
		2,551,714
	Specialty Retail – 0.5%
7,500	Home Depot, Inc. (c)	558,675
Total Common Stock (cost-$130,332,053)		87,035,362
Convertible Preferred Stock – 12.7%
	Aerospace & Defense – 0.5%
8,500	United Technologies Corp., 7.50%, 8/1/15	527,935
	Airlines – 0.6%
14,985	Continental Airlines Finance Trust II, 6.00%, 11/15/30	655,594
	Auto Components – 0.6%
10,700	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	628,090
	Automobiles – 0.5%
60,000	Escrow GM Corp., 7/15/33 (a) (b)	–
11,800	General Motors Co., 4.75%, 12/1/13, Ser. B	574,188
		574,188
	Biotechnology – 0.4%
8,485	Credit Suisse, 8.00%, 5/9/14 (Gilead Sciences, Inc.) (d)	481,439
	Capital Markets – 0.4%
4,600	AMG Capital Trust I, 5.10%, 4/15/36	289,225

16	Annual Report | August 31, 2013

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Shares		Value
	Escrow Lehman Brothers Holdings, Inc., (a) (b) (e),
42,200	6.00%, 10/12/10, Ser. GIS	$78,508
9,300	28.00%, 3/6/09, Ser. RIG	78,354
		446,087
	Commercial Banks – 0.5%
250	Huntington Bancshares, Inc., 8.50%, 12/31/49 (f)	311,250
250	Wells Fargo & Co., 7.50%, 12/31/49, Ser. L (f)	283,750
		595,000
	Communications Equipment – 0.9%
525	Lucent Technologies Capital Trust I, 7.75%, 3/15/17	513,319
8,080	The Goldman Sachs Group, Inc., 8.00%, 1/15/14 (QualComm) (d)	499,142
		1,012,461
	Computers & Peripherals – 0.4%
18,785	JPMorgan Chase & Co., 7.50%, 3/24/14 (EMC Corp.) (d)	452,906
	Diversified Financial Services – 0.6%
600	Bank of America Corp., 7.25%, 12/31/49, Ser. L (f)	647,310
	Electric Utilities – 0.3%
4,900	NextEra Energy, Inc., 5.599%, 6/1/15	271,532
	Energy Equipment & Services – 0.7%
15,500	Wells Fargo & Co., 8.00%, 8/6/14 (Halliburton) (d)	732,840
	Food Products – 0.9%
10,000	Bunge Ltd., 4.875%, 12/31/49 (f)	1,047,000
	Health Care Providers & Services – 0.5%
435	HealthSouth Corp., 6.50%, 12/31/49, Ser. A (f)	541,140
	Household Durables – 0.4%
13,500	Wells Fargo & Co., 8.00%, 6/20/14 (Lennar Corp.) (d)	448,605
	Insurance – 0.9%
11,615	JPMorgan Chase & Co., 7.00%, 3/10/14 (American International Group, Inc.) (d)	487,249
9,500	MetLife, Inc., 5.00%, 3/26/14	517,845
		1,005,094
	Internet & Catalog Retail – 0.5%
660	Credit Suisse, 8.00%, 5/21/14 (Priceline.com) (d)	563,977
	IT Services – 0.3%
4,000	Unisys Corp., 6.25%, 3/1/14	275,080
	Machinery – 0.2%
2,000	Stanley Black & Decker, Inc., 4.75%, 11/17/15	262,960
	Metals & Mining – 0.4%
21,140	ArcelorMittal, 6.00%, 1/15/16	444,270
	Multi-Utilities – 0.5%
11,000	AES Trust III, 6.75%, 10/15/29	551,650
	Oil, Gas & Consumable Fuels – 0.5%
4,700	ATP Oil & Gas Corp., 8.00%, 10/1/14 (f) (g) (h)	517
6,700	Chesapeake Energy Corp., 5.00%, 12/31/49 (f)	603,837
		604,354

August 31, 2013 | Annual Report	17

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Shares		Value
	Real Estate Investment Trust – 0.6%
12,700	Alexandria Real Estate Equities, Inc., 7.00%, 12/31/49 (f)	$320,040
5,570	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (f)	319,551
		639,591
	Road & Rail – 0.6%
47,690	2010 Swift Mandatory Common Exchange Security Trust, 6.00%, 12/31/13 (h)	713,891
Total Convertible Preferred Stock (cost-$15,295,562)		14,122,994

Principal Amount (000s)
Convertible Bonds & Notes – 7.3%
	Biotechnology – 0.1%
$150	Dendreon Corp., 2.875%, 1/15/16	98,344
	Capital Markets – 0.9%
500	Ares Capital Corp., 5.75%, 2/1/16	539,062
475	BGC Partners, Inc., 4.50%, 7/15/16	482,719
		1,021,781
	Coal – 0.4%
475	Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15	437,891
	Construction Materials – 0.5%
505	Cemex S.A.B. de C.V., 4.875%, 3/15/15	596,531
	Electrical Equipment – 0.6%
495	EnerSys, 3.375%, 6/1/38 (i)	671,346
	Hotels, Restaurants & Leisure – 0.7%
450	MGM Resorts International, 4.25%, 4/15/15	536,062
295	Morgans Hotel Group Co., 2.375%, 10/15/14	290,944
		827,006
	Internet Software & Services – 0.5%
475	Qihoo 360 Technology Co., Ltd., 2.50%, 9/15/18 (g) (h)	503,799
	Machinery – 1.1%
515	Greenbrier Cos, Inc., 3.50%, 4/1/18	537,209
150	Meritor, Inc., 7.875%, 3/1/26 (g) (h)	181,969
500	Navistar International Corp., 3.00%, 10/15/14	502,500
		1,221,678
	Marine – 0.5%
550	DryShips, Inc., 5.00%, 12/1/14	525,250
	Media – 0.5%
1,000	Liberty Interactive LLC, 3.50%, 1/15/31	516,875
	Metals & Mining – 0.2%
200	Steel Dynamics, Inc., 5.125%, 6/15/14	215,500
	Oil, Gas & Consumable Fuels – 0.3%
485	Endeavour International Corp., 5.50%, 7/15/16	385,575

18	Annual Report | August 31, 2013

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Principal Amount (000s)		Value
	Semiconductors & Semiconductor Equipment – 0.3%
$300	SunPower Corp., 4.75%, 4/15/14	$326,813
	Software – 0.1%
125	TeleCommunication Systems, Inc., 7.75%, 6/30/18	123,750
	Thrifts & Mortgage Finance – 0.6%
	MGIC Investment Corp.,
200	5.00%, 5/1/17	218,500
395	9.00%, 4/1/63 (g) (h)	434,253
		652,753
Total Convertible Bonds & Notes (cost-$8,030,533)		8,124,892

Shares
Preferred Stock — 0.3%
	Germany – 0.3%
	Automobiles – 0.3%
3,950	Porsche Automobile Holding SE (cost-$899,346)	332,387

Units
Warrants (a) — 0.2%
	Automobiles – 0.2%
	General Motors Co.,
5,558	expires 7/10/16	137,060
5,558	expires 7/10/19	95,431
Total Warrants (cost-$775,631)		232,491

Principal Amount (000s)
Short-Term Investment – 1.6%
	Time Deposit – 1.6%
$1,776	Wells Fargo-Grand Cayman, 0.03%, 9/3/13, (cost-$1,775,939)	1,775,939
Total Investments, before call options written (cost-$157,109,064) –100.3%		111,624,065

Contracts
Call Options Written (a) – (0.0)%
	Amazon.com, Inc., (CBOE),
5	strike price $305, expires 9/21/13	(318)
	Amgen, Inc., (CBOE),
5	strike price $120, expires 9/21/13	(128)
	Fluor Corp., (CBOE),
15	strike price $70, expires 9/21/13	(112)

August 31, 2013 | Annual Report  19

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

Contracts		Value
	Gilead Sciences, Inc., (CBOE),
175	strike price $62.50, expires 9/21/13	$(12,162)
	Home Depot, Inc., (CBOE),
50	strike price $82.50, expires 9/21/13	(175)
	Mckesson Corp., (CBOE),
55	strike price $125, expires 9/21/13	(3,025)
	Prudential Financial, Inc., (CBOE),
25	strike price $82.50, expires 9/21/13	(313)
	Starbucks Corp., (CBOE),
20	strike price $75, expires 9/21/13	(430)
	Texas Instruments, Inc., (CBOE),
170	strike price $41, expires 9/21/13	(935)
Total Call Options Written (premiums received-$27,824)		(17,598)
Total Investments, net of call options written (cost-$157,081,240) (j) – 100.3%		111,606,467
Other liabilities in excess of other assets – (0.3)%		(321,284)
Net Assets – 100.0%		$111,285,183

Notes to Schedule of Investments:

(a)         Non-income producing.

(b)         Fair-Valued–Securities with an aggregate value of $157,394, representing 0.1% of net assets. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.

(c)          All or partial amount segregated for the benefit of the counterparty as collateral for call options written.

(d)         Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.

(e)          In default.

(f)           Perpetual maturity. The date shown is the next call date.

(g)          Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $1,120,538, representing 1.0% of net assets.

(h)         144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(i)             Step Bond–Coupon is a fixed rate for an initial period then resets at a specific date and rate.

(j)            Securities with an aggregrate value of $32,055,999, representing 28.8% of net assets, were valued utilizing modeling tools provided by a third-party vendor. See Note 1(a) and Note 1(b) in the Notes to Finanacial Statements.

(k)         Transactions in call options written for the year ended August 31, 2013:

	Contracts	Premiums
Options outstanding, August 31, 2012	600	$49,879
Options written	9,542	636,600
Options terminated in closing transactions	(3,922)	(271,512)
Options excercised	(110)	(8,169)
Options expired	(5,590)	(378,974)
Options outstanding, August 31, 2013	520	$27,824

20  Annual Report | August 31, 2013

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

(l)  Fair Value Measurements–See Note 1(b) in the Notes to Financial Statements.

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs		Value at 8/31/13
Investments in Securities – Assets
Common Stock:
Australia	$–	$2,600,514	$–		$2,600,514
Austria	–	142,818	–		142,818
Belgium	–	129,500	–		129,500
China	–	232,414	–		232,414
Denmark	–	109,055	–		109,055
Finland	–	178,694	–		178,694
France	–	2,062,805	–		2,062,805
Germany	5,965	2,213,097	–		2,219,062
Greece	–	1,613	–		1,613
Hong Kong	–	2,051,596	–		2,051,596
Ireland	568,439	488	274		569,201
Italy	–	600,741	–		600,741
Japan	–	5,956,011	–		5,956,011
Netherlands	–	158,317	–		158,317
New Zealand	–	184,058	–		184,058
Norway	–	515,103	–		515,103
Singapore	–	1,149,103	–		1,149,103
Spain	–	884,890	–		884,890
Sweden	–	1,687,274	–		1,687,274
Switzerland	307,847	1,781,971	–		2,089,818
United Kingdom	–	9,083,550	258		9,083,808
All Other	54,428,967	–	–		54,428,967
Convertible Preferred Stock:
Airlines	–	655,594	–		655,594
Automobiles	574,188	–	–	†	574,188
Biotechnology	–	–	481,439		481,439
Capital Markets	–	289,225	156,862		446,087
Communications Equipment	–	513,319	499,142		1,012,461
Computers & Peripherals	–	–	452,906		452,906
Energy Equipment & Services	–	–	732,840		732,840
Health Care Providers & Services	–	541,140	–		541,140
Household Durables	–	–	448,605		448,605
Insurance	517,845	–	487,249		1,005,094
Internet & Catalog Retail	–	–	563,977		563,977
Metals & Mining	–	444,270	–		444,270
Oil, Gas & Consumable Fuels	–	604,354	–		604,354
Road & Rail	–	713,891	–		713,891
All Other	5,446,148	–	–		5,446,148

August 31, 2013 | Annual Report  21

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/13
Convertible Bonds & Notes	$–	$8,124,892	$–	$8,124,892
Preferred Stock	–	332,387	–	332,387
Warrants	232,491	–	–	232,491
Short-Term Investments	–	1,775,939	–	1,775,939
	$62,081,890	$45,718,623	$3,823,552	$111,624,065
Investments in Securities – Liabilities
Call Options Written, at value:
Market price	$(17,598)	–	–	$(17,598)
Totals	$62,064,292	$45,718,623	$3,823,552	$111,606,467

At August 31, 2013, a security valued at $488 was transferred from Level 1 to Level 2. This change was the result of a security trading outside the U.S. whose value was not adjusted by the application of the modeling tool at August 31, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended August 31, 2013, was as follows:

	Beginning Balance 8/31/12		Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance 8/31/13
Investments in Securities – Assets
Common Stock:
Ireland	$261		–	–	–	–	$13	–	–	$274
United Kingdom	264		–	–	–	–	(6)	–	–	258
Convertible Preferred Stock:
Automobiles	–	†	–	–	–	–	–	–	–	–	†
Biotechnology	–		$469,755	–	–	–	11,684	–	–	481,439
Capital Markets	332,377		–	–	–	–	(175,515)	–	–	156,862
Communications Equipment	–		498,407	–	–	–	735	–	–	499,142
Computers & Peripherals	–		449,764	–	–	–	3,142	–	–	452,906
Energy Equipment & Services	–		724,355	–	–	–	8,485	–	–	732,840
Household Durables	–		499,592	–	–	–	(50,987)	–	–	448,605
Insurance	–		468,799	–	–	–	18,450	–	–	487,249
Internet & Catalog Retail	–		529,650	–	–	–	34,327	–	–	563,977
Totals	$332,902		$3,640,322	–	–	–	$(149,672)	–	–	$3,823,552

†  Escrow GM Corp. is fair-valued at $0.

The net change in unrealized appreciation/depreciation of Level 3 investments held at August 31, 2013 was $(149,672). Net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

22  Annual Report | August 31, 2013

Schedule of Investments

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013 (continued)

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at August 31, 2013:

	Ending Balance at 8/31/13	Valuaton Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$3,666,158	Third-Party Pricing Vendor	Single Broker Quote	$24.11 - $854.51
Convertible Preferred Stock	156,862	Fundamental Analytical Data Relating to the Investment	Expected Recovery Value	$1.86 - $8.43

(m)  The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure:

The effect of derivatives on the Fund’s Statement of Assets and Liabilities at August 31, 2013:

Location	Market Price
Liability derivatives:
Call options written, at value	$(17,598)

The effect of derivatives on the Fund’s Statement of Operations for the year ended August 31, 2013:

Location	Market Price
Net realized loss on:
Call options written	$(189,337)
Net change in unrealized appreciation/depreciation of:
Call options written	$(13,851)

The average volume (measured at each fiscal quarter-end) of derivative activity during the year ended August 31, 2013 was 644 call options written contracts.

Glossary:

ADR	-	American Depositary Receipt
CBOE	-	Chicago Board Options Exchange
REIT	-	Real Estate Investment Trust

See accompanying Notes to Financial Statements | August 31, 2013 | Annual Report  23

Statement of Assets and Liabilities

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013

Assets:
Investments, at value (cost-$157,109,064)	$111,624,065
Foreign currency (cost-$17,460)	17,477
Dividends and interest receivable (net of foreign withholding taxes)	378,143
Receivable for investments sold	700
Prepaid expenses	8,879
Total Assets	112,029,264

Liabilities:
Payable for investments purchased	499,345
Investment management fees payable	96,458
Call options written, at value (premiums received – $27,824)	17,598
Accrued expenses	130,680
Total Liabilities	744,081
Net Assets	$111,285,183

Composition of Net Assets:
Common Shares:
Par value ($0.00001 per share, applicable to 7,019,923 shares issued and outstanding)	$70
Paid-in-capital in excess of par	158,199,896
Dividends in excess of net investment income	(375,117)
Accumulated net realized loss	(1,065,042)
Net unrealized depreciation	(45,474,624)
Net Assets	$111,285,183
Net Asset Value Per Share	$15.85

24  Annual Report | August 31, 2013 | See accompanying Notes to Financial Statements

Statement of Operations

AllianzGI Global Equity & Convertible Income Fund

Year ended August 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $58,238)	$3,061,588
Interest	681,178
Total Investment Income	3,742,766

Expenses:
Investment management	1,092,716
Custodian and accounting agent	112,081
Audit and tax services	71,746
Shareholder communications	45,450
Transfer agent	31,775
New York Stock Exchange listing	20,518
Legal	13,331
Insurance	6,109
Trustees	5,420
Miscellaneous	5,019
Total Expenses	1,404,165

Net Investment Income	2,338,601

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,861,392
Call options written	(189,337)
Foreign currency transactions	(6,668)
Net change in unrealized appreciation/depreciation of:
Investments	7,372,987
Call options written	(13,851)
Foreign currency transactions	381
Net realized and change in unrealized gain	13,024,904

Net Increase in Net Assets Resulting from Investment Operations	$15,363,505

See accompanying Notes to Financial Statements | August 31, 2013 | Annual Report  25

Statement of Changes in Net Assets

AllianzGI Global Equity & Convertible Income Fund

	Year ended August 31,
	2013	2012
Investments Operations:
Net investment income	$2,338,601	$2,177,698
Net realized gain	5,665,387	1,044,578
Net change in unrealized appreciation/depreciation	7,359,517	576,866
Net increase in net assets resulting from investment operations	15,363,505	3,799,142

Dividends and Distributions to Shareholders from:
Net investment income	(2,559,318)	(3,008,509)
Net realized gains	(3,762,428)	(3,721,167)
Return of capital	(2,102,162)	(1,689,511)
Total dividends and distributions to shareholders	(8,423,908)	(8,419,187)

Capital Share Transactions:
Reinvestment of dividends and distributions	–	221,691
Total increase (decrease) in net assets	6,939,597	(4,398,354)

Net Assets:
Beginning of year	104,345,586	108,743,940
End of year*	$111,285,183	$104,345,586
*Including dividends in excess of net investment income of:	$(375,117)	$(346,587)

Shares Issued in Reinvestment of Dividends and Distributions	–	15,734

26  Annual Report | August 31, 2013 | See accompanying Notes to Financial Statements

Notes to Financial Statements

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013

1. Organization and Significant Accounting Policies

AllianzGI Global Equity & Convertible Income Fund (the “Fund”), formerly known as AGIC Global Equity & Convertible Income Fund, was organized as a Massachusetts business trust on May 3, 2007. Prior to commencing operations on September 28, 2007, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (the “Investment Manager”) and Allianz Global Investors U.S. LLC (the “Sub-Adviser”), formerly Allianz Global Investors Capital LLC, serve as the Fund’s investment manager and sub-adviser, respectively, and are indirect wholly-owned subsidiaries of Allianz Asset Management of America L.P. (“AAM”). The Sub-Adviser name change occurred on January 1, 2013 in connection with several corporate reorganization transactions within the Allianz Global Investors U.S. business. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. The Fund has authorized an unlimited amount of common shares with $0.00001 par value.

The Fund’s investment objective is to seek total return comprised of capital appreciation, current income and gains. Under normal market conditions the Fund pursues its investment objective by investing in a diversified, global portfolio of equity securities and income-producing convertible securities. The Fund also employs a strategy of writing (selling) call options on stocks held, as well as on equity indexes, in an attempt to generate gains from option premiums. The extent of the Fund’s use of the option strategy will vary depending on market conditions and other factors, and the Fund may determine to write call options on only a portion, or none, of the stocks in its equity portfolio. There can be no assurance that the Fund will meet its stated objective.

The preparation of Fund’s financial statements in accordance with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-11, “Disclosures About Offsetting Assets and Liabilities,” as amended in January 2013 by ASU No. 2013-01, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after

August 31, 2013 | Annual Report  27

Notes to Financial Statements

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013

1. Organizational and Significant Accounting Policies (continued)

January 1, 2013. The Fund’s management is currently evaluating the effect that the guidance may have on the Fund’s financial statements.

The following is a summary of significant accounting policies consistently followed by the Fund:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services. The Fund’s investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Board of Trustees (the “Board”) has adopted procedures for valuing portfolio securities and other financial derivative instruments in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Investment Manager and the Sub-Adviser. The Fund’s Valuation Committee was established by the Board to oversee the implementation of the Fund’s valuation methods and to make fair value determinations on behalf of the Board, as instructed. The Sub-Adviser monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Sub-Adviser determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of common stock underlying the synthetic security.

Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Fund’s shares may be

28  Annual Report | August 31, 2013

Notes to Financial Statements

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013

1. Organizational and Significant Accounting Policies (continued)

affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Fund to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Fund’s financial statements. The Fund’s NAV is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

The prices of certain portfolio securities may be determined at a time prior to the close of regular trading on the NYSE. When fair-valuing the securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time the Fund’s NAV is calculated. With respect to certain foreign securities, the Fund may fair-value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in the determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and these differences could be material to the financial statements. Fair value pricing may require subjective determinations about the value of a security or other assets, and fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by the Fund.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

▪                 Level 1 – quoted prices in active markets for identical investments that the Fund has the ability to access

▪                 Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risk, and default rates or other market corroborated inputs

▪                 Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

The valuation techniques used by the Fund to measure fair value during the year ended August 31, 2013 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

August 31, 2013 | Annual Report  29

Notes to Financial Statements

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013

1. Organizational and Significant Accounting Policies (continued)

The Fund’s policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Investments categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Fund generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles (“GAAP”).

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Option Contracts – Option contracts traded over-the-counter (“OTC”) and FLexible EXchange (“FLEX”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable, the values of OTC and FLEX option contracts are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

30  Annual Report | August 31, 2013

Notes to Financial Statements

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013

1. Organizational and Significant Accounting Policies (continued)

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, and then are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends. Payments received on synthetic convertible securities are generally included in dividends. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Fund’s tax positions for all open tax years. As of August 31, 2013, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions

The Fund declares dividends and distributions on a quarterly basis. These dividends and distributions may be comprised in varying proportions of net investment income, gains from option premiums and the sale of portfolio securities and return of capital. The Fund records dividends and distributions on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are

August 31, 2013 | Annual Report  31

Notes to Financial Statements

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013

1. Organizational and Significant Accounting Policies (continued)

reported as dividends and/or distributions to shareholders from return of capital.

(f) Foreign Currency Translations

The Fund’s accounting records are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate at the end of the period; and (2) purchases and sales, income and expenses are translated at the prevailing exchange rate on the respective dates of such transactions. The resulting net foreign currency gain (loss) is included in the Fund’s Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments. However, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign currency gain (loss) for both financial reporting and income tax reporting purposes.

(g) Convertible Securities

It is the Fund’s policy to invest a portion of its assets in convertible securities. Although convertible securities do derive part of their value from the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Fund’s investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Fund is exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

2. Principal Risks

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, interest rate, foreign currency, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than

32  Annual Report | August 31, 2013

Notes to Financial Statements

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013

2. Principal Risks (continued)

securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Fund is exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

To the extent the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including economic growth, inflation, changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

The Fund is subject to elements of risk not typically associated with investments in the U.S., due to concentrated investments in foreign issuers located in a specific country or region. Such concentrations will subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities.

The Fund is exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss to the Fund could exceed the value of the financial assets recorded in the Fund’s financial statements. Financial assets, which potentially expose the Fund to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to

August 31, 2013 | Annual Report  33

Notes to Financial Statements

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013

2. Principal Risks (continued)

minimize the Fund’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Fund held synthetic convertible securities with a Lehman Brothers entity as counterparty at the time the relevant Lehman Brothers entity filed for protection or convertible security was placed in administration. Securities were subsequently moved into escrow. These securities are valued using a discounted amount on previous sale prices and estimated remaining distributions.

3. Financial Derivative Instruments

Disclosure about derivatives and hedging activities requires qualitative disclosure regarding objectives and strategies for using derivatives, quantitative disclosure about fair value amounts of gains and losses on derivatives, and disclosure about credit-risk related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives which are accounted for as “hedges,” and those that do not qualify for such accounting. Although the Fund at times uses derivatives for hedging purposes, the Fund reflects derivatives at fair value and recognizes changes in fair value through the Fund’s Statement of Operations, and such derivatives do not qualify for hedge accounting treatment.

Option Transactions

The Fund writes (sells) call options on securities and indices to earn premiums, for hedging purposes, risk management purposes or otherwise as part of its investment strategies. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the option written. These liabilities are reflected as call options written in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions as a realized loss. If a call option written is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a put option written is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing a security at a price different from its current market value.

4. Investment Manager/Sub-Adviser

The Fund has an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for

34  Annual Report | August 31, 2013

Notes to Financial Statements

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013

4. Investment Manager/Sub-Adviser (continued)

managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 1.00% of the Fund’s average daily total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

The Investment Manager has retained the Sub-Adviser to manage the Fund’s investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Fund’s investment decisions. Pursuant to the Sub-Advisory Agreement, the Investment Manager and not the Fund, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

Effective July 1, 2013, the Investment Manager entered into an Amended and Restated Portfolio Management Agreement with the Sub-Adviser with respect to the Fund (the “Amended Agreement”). The Amended Agreement reflects recent changes in the names of the Fund and the Sub-Adviser. The Amended Agreement is otherwise substantially identical to the previous Portfolio Management Agreement.

5. Investment in Securities

For the year ended August 31, 2013, purchases and sales of investments, other than short-term securities, were $86,760,002 and $91,785,347, respectively.

6. Income Tax Information

The tax character of dividends paid was:

	Year ended August 31, 2013	Year ended August 31, 2012
Ordinary Income	$4,277,486	$5,840,371
Long-Term Capital Gain	2,044,260	889,305
Return of Capital	2,102,162	1,689,511

For the year ended August 31, 2013, permanent “book/tax” differences were primarily attributable to the differing treatment of convertible securities, foreign currency transactions, and REITs. These adjustments were to decrease dividends in excess of net investment income and increase accumulated net realized loss by $192,187.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather

August 31, 2013 | Annual Report  35

Notes to Financial Statements

AllianzGI Global Equity & Convertible Income Fund

August 31, 2013

6. Income Tax Information (continued)

than being considered all short-term capital losses.

At August 31, 2013, the cost basis of portfolio securities for federal income tax purposes was $158,537,731. Gross unrealized appreciation was $3,179,552; gross unrealized depreciation was $50,093,218 and net unrealized depreciation was $46,913,666. Differences between book and tax cost basis were attributable to wash sale loss deferrals and differing treatment of convertible securities.

7. Subsequent Events

In preparing these financial statements, the Fund’s management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On September 6, 2013, a quarterly dividend of $0.30 per share was declared to shareholders, payable September 26, 2013 to shareholders of record on September 16, 2013.

On September 24, 2013, the Boards of Trustees of the Fund and AllianzGI Equity & Convertible Income Fund (“Equity & Convertible Income”) approved the reorganization of the Fund into Equity & Convertible Income, pursuant to which Equity & Convertible Income would continue as the surviving fund (the “Reorganization”). It is currently expected that the Reorganization will be completed in the first quarter of 2014, subject to the required approval of shareholders of both Funds and satisfaction of applicable regulatory requirements and other customary closing conditions. A Registration Statement, which will include a Joint Proxy/Statement Prospectus relating to the Reorganization, will be filed with the SEC and, upon its effectiveness, distributed to shareholders of the Fund and Equity & Convertible Income.

There were no other subsequent events identified that require recognition or disclosure.

36  Annual Report | August 31, 2013

Financial Highlights

AllianzGI Global Equity & Convertible Income Fund

For a share outstanding throughout each year:

	Year ended August 31,
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$14.86	$15.53	$14.54	$14.71	$18.84
Investment Operations:
Net investment income	0.33	0.31	0.31	0.27	0.44
Net realized and change in unrealized gain (loss)	1.86	0.22	1.88	0.76	(2.93)
Total from investment operations	2.19	0.53	2.19	1.03	(2.49)
Dividends and Distributions to Shareholders from:
Net investment income	(0.36)	(0.43)	(0.27)	(0.33)	(0.55)
Net realized gains	(0.54)	(0.53)	(0.93)	(0.69)	(0.55)
Return of capital	(0.30)	(0.24)	-	(0.18)	(0.54)
Total dividends and distributions to shareholders	(1.20)	(1.20)	(1.20)	(1.20)	(1.64)
Common Share Transactions:
Net asset value, end of year	$15.85	$14.86	$15.53	$14.54	$14.71
Market price, end of year	$14.38	$13.30	$14.75	$14.10	$12.99
Total Investment Return (1)	17.67%	(1.62)%	12.59%	17.66%	(17.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$111,285	$104,346	$108,744	$101,845	$103,052
Ratio of expenses to average net assets	1.29%	1.29%	1.29%	1.30%	1.39%
Ratio of net investment income to average net assets	2.14%	2.08%	1.86%	1.74%	3.45%
Portfolio turnover rate	81%	63%	120%	75%	26%

(1)         Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.

See accompanying Notes to Financial Statements | August 31, 2013 | Annual Report  37

Report of Independent Registered Public Accounting Firm

AllianzGI Global Equity & Convertible Income Fund

To the Shareholders and Board of Trustees of
AllianzGI Global Equity & Convertible Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AllianzGI Global Equity & Convertible Income Fund (the “Fund”) at August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

October 22, 2013

38  Annual Report | August 31, 2013

Tax Information/Annual Shareholder Meeting Results/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Global Equity & Convertible Income Fund

Tax Information:

As required by the Internal Revenue Code, shareholders must be notified regarding certain tax attributes of distributions made by the Fund.

During the year ended August 31, 2013, the Fund distributed long-term capital gain in the amount of $2,044,260.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates 62.07% of ordinary dividends paid (or the maximum amount allowable) as qualified dividend income.

The Fund designates 38.17% of ordinary dividends paid (or the maximum amount allowable) as qualifying for the Dividend Received Deduction.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2013. In January 2014, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2013. The amount that will be reported will be the amount to use on the shareholders’ 2013 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended August 31, 2013. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Annual Shareholder Meeting Results:

The Fund held its annual meeting of shareholders on December 19, 2012. Shareholders voted as indicated below:

	Affirmative	Withheld Authority
Re-election of Deborah A. DeCotis – Class II to serve until the Annual Meeting for the 2015-2016 fiscal year	6,088,004	182,612

Re-election of John C. Maney† – Class II to serve until the Annual Meeting for the 2015-2016 fiscal year	6,118,245	152,371

The other members of the Board of Trustees at the time of the meeting, namely Messrs. Bradford K. Gallagher, James A. Jacobson, Hans W. Kertess, William B. Ogden, IV and Alan Rappaport, continue to serve as Trustees of the Fund.

†  Interested Trustee

Proxy Voting Policies & Procedures:

A description of the polices and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 254-5197; (ii) on the Fund’s website at us.allianzgi.com/closedendfunds ; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

August 31, 2013 | Annual Report  39

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements

AllianzGI Global Equity & Convertible Income Fund (unaudited)

The Investment Company Act of 1940, as amended, requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve the Fund’s Management Agreement with the Investment Manager (the “Advisory Agreement”) and Portfolio Management Agreement between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreement”, and together with the Advisory Agreement, the “Agreements”). The Trustees met telephonically on June 10, 2013 and in person on June 25, 2013 (the “contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager or the Sub-Adviser under the applicable Agreement.

In connection with their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net assets) of the Fund for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Fund identified by Lipper (the “Lipper performance universe”) and the performance of an applicable benchmark index, (ii) information provided by Lipper on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper, (iii) information regarding the investment performance and management fees for other funds managed by the Investment Manager and the Sub-Adviser with strategies that have similarities (but are not substantially similar) to those of the Fund, (iv) the estimated profitability to the Investment Manager from its relationship with the Fund for the one year period ended December 31, 2012, (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Adviser, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

40  Annual Report | August 31, 2013

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements

AllianzGI Global Equity & Convertible Income Fund (unaudited) (continued)

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Fund are the result of review and discussion in prior years between the Independent Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Fund-specific performance results for the Fund reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. The Trustees reviewed, among other information, comparative information showing performance of the Fund against its respective Lipper performance universe for the one-year, three-year and five-year periods ended March 31, 2013.

In addition, it was noted that the Trustees considered matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high quality investment management and other services to the Fund. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; and the capability of the senior management and staff of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the Fund given its investment objective and policies, and that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees

August 31, 2013 | Annual Report  41

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements

AllianzGI Global Equity & Convertible Income Fund (unaudited) (continued)

considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of peer expense groups of funds based on information provided by Lipper. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how the Fund compared to its Lipper peers as to performance and management fee and total net expenses. The Trustees noted that while the Fund is not charged a separate administration fee (recognizing that its management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison (although none exist for the Fund).

The Trustees noted that the expense group for the Fund provided by Lipper consisted of a total of six closed-end funds, including the Fund. The Trustees noted that only non-leveraged closed-end funds were considered for inclusion in the group. The Trustees also noted that average net assets of the common shares of the funds in the expense group ranged from $62.8 million to $415 million, and that three of the funds are larger in asset size than the Fund. The Trustees also noted that the Fund was ranked sixth out of six funds in the expense group for total expense ratio based on common share assets and third out of six funds in the expense group in actual management fees based on common share assets (with funds ranked first having the lowest fees/expenses and ranked sixth having the highest fees/expenses in the expense group).

With respect to the Fund’s total return performance relative to its Lipper performance universe (based on net asset value), the Trustees noted that the Fund had third quintile performance for the one-year, three-year and five-year periods ended March 31, 2013.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of the Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and management.

The Trustees were advised that the Investment Manager and the Sub-Adviser does not manage any funds or accounts, including institutional or separate accounts, with investment strategies and return profiles similar to those of the Fund. However, the Trustees considered the management fees charged by the Investment Manager and the Sub-Adviser to open-end funds with strategies that have similarities (but are not substantially similar) to those of the Fund. The Trustees noted that the management fees paid by the Fund are generally higher than the fees paid by the open-end funds offered for comparison but were advised by the Sub-Adviser that there are additional portfolio management challenges in managing the

42  Annual Report | August 31, 2013

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements

AllianzGI Global Equity & Convertible Income Fund (unaudited) (continued)

Fund, such as those associated with attempting to meet a regular dividend.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager from its relationship with the Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Adviser, such as reputational value derived from serving as Investment Manager and Sub-Adviser to the Fund.

After reviewing these and other factors described herein, the Trustees concluded with respect to the Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and efforts relating to the investment performance of the Fund. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements was in the interests of the Fund and its shareholders, and should be approved.

August 31, 2013 | Annual Report    43

Privacy Policy

AllianzGI Global Equity & Convertible Income Fund (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for our everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares or products and we may enter into joint-marketing arrangements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial advisor or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, a shareholder’s participation in one of the

44    Annual Report | August 31, 2013

Privacy Policy

AllianzGI Global Equity & Convertible Income Fund (unaudited) (continued)

Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic, and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer reporting agencies.

August 31, 2013 | Annual Report    45

Dividend Reinvestment Plan

AllianzGI Global Equity & Convertible Income Fund (unaudited)

The Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.amstock.com, by calling (800) 254-5197, by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For Fund distributions, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Fund (“NAV”) is equal to or less than the market price per common shares plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the

46    Annual Report | August 31, 2013

Dividend Reinvestment Plan

AllianzGI Global Equity & Convertible Income Fund (unaudited) (continued)

market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Fund’s then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees. In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions – i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Fund and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (800) 254-5197; web site: www.amstock.com.

August 31, 2013 | Annual Report    47

Board of Trustees

AllianzGI Global Equity & Convertible Income Fund (unaudited)

Name, Year of Birth, Position(s) Held with Fund, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess
Year of Birth: 1939
Chairman of the Board of Trustees since: 2007
Trustee since: 2002

Term of office: Expected to stand for re-election at an annual meeting of shareholders for the 2014 – 2015 fiscal year.
Trustee/Director of 65 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis
Year of Birth: 1952
Trustee since: 2011

Term of office: Expected to stand for re-election at an annual meeting of shareholders for the 2015 – 2016 fiscal year.
Trustee/Director of 65 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Director, Helena Rubenstein Foundation (1997-2012); and Advisory Council, Stanford Business School (2002-2008).

Bradford K. Gallagher
Year of Birth: 1944
Trustee since: 2010

Term of office: Expected to stand for re-election at an annual meeting of shareholders for the 2013 – 2014 fiscal year.
Trustee/Director of 65 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas-Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Chairman and Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson
Year of Birth: 1945
Trustee since: 2009

Term of office: Expected to stand for re-election at an annual meeting of shareholders for the 2013 – 2014 fiscal year.
Trustee/Director of 65 funds in Fund Complex Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

William B. Ogden, IV
Year of Birth: 1945
Trustee since: 2006

Term of office: Expected to stand for re-election at an annual meeting of shareholders for the 2014 – 2015 fiscal year.
Trustee/Director of 65 funds in Fund Complex Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

48  Annual Report | August 31, 2013

Board of Trustees

AllianzGI Global Equity & Convertible Income Fund (unaudited) (continued)

Name, Year of Birth, Position(s) Held with Fund, Length of Service, Other Trusteeships/Directorships Held by Trustee; Number of Portfolios in Fund Complex/Outside Fund Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

Alan Rappaport
Year of Birth: 1953
Trustee since: 2010

Term of office: Expected to stand for re-election at an annual meeting of shareholders for the 2014-2015 fiscal year.
Trustee/Director of 65 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Advisory Director (since 2012), formerly, Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Adjunct Professor, New York University Stern School of Business (since 2013); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†
Year of Birth: 1959
Trustee since: 2006

Term of office: Expected to stand for re-election at an annual meeting of shareholders for the 2015 – 2016 fiscal year.
Trustee/Director of 85 Funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Member of the Management Board and a Managing Director of Allianz Global Investors Fund Management LLC; Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006).

† Mr. Maney is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates.

August 31, 2013 | Annual Report  49

Fund Officers

AllianzGI Global Equity & Convertible Income Fund (unaudited)

Name, Year of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Year of Birth: 1964 President & Chief Executive Officer since: 2007

Management Board, Managing Director and Head of Mutual Fund Services of Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 30 funds in the Fund Complex and of The Korea Fund, Inc; and President of 55 funds in the Fund Complex. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex (2005-2010).

Lawrence G. Altadonna Year of Birth: 1966 Treasurer, Principal Financial and Accounting Officer since: 2007

Director, Director of Fund Administration of Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 85 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 funds in the Fund Complex (2005-2010).

Thomas J. Fuccillo Year of Birth: 1968 Vice President, Secretary & Chief Legal Officer since: 2007

Managing Director, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC and Allianz Global Investors Distributors LLC; Managing Director and Chief Regulatory Counsel of Allianz Global Investors U.S. Holdings LLC; Vice President, Secretary and Chief Legal Officer of 85 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Thomas L. Harter, CFA Year of Birth: 1975 Chief Compliance Officer since: 2013

Director of Allianz Global Investors U.S. Holdings LLC; and Chief Compliance Officer of 83 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Vice President and Compliance Manager (2005-2012).

Scott Whisten Year of Birth: 1971 Assistant Treasurer since: 2007	Director of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Orhan Dzemaili Year of Birth: 1974 Assistant Treasurer since: 2011	Vice President of Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 85 funds in the Fund Complex.

Richard J. Cochran Year of Birth: 1961 Assistant Treasurer since: 2008	Vice President of Allianz Global Investors Fund Management LLC; Assistant Treasurer of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Year of Birth: 1977 Assistant Secretary since: 2006	Vice President of Allianz Global Investors U.S. Holdings LLC; Assistant Secretary of 85 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

50  Annual Report | August 31, 2013

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August 31, 2013 | Annual Report  51

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52  Annual Report | August 31, 2013

Trustees	Investment Manager
Hans W. Kertess	Allianz Global Investors Fund Management LLC
Chairman of the Board	1633 Broadway
Deborah A. DeCotis	New York, NY 10019
Bradford K. Gallagher
James A. Jacobson	Sub-Adviser
John C. Maney	Allianz Global Investors U.S. LLC
William B. Ogden, IV	1633 Broadway
Alan Rappaport	New York, NY 10019

Fund Officers	Custodian & Accounting Agent
Brian S. Shlissel	Brown Brothers Harriman & Co.
President & Chief Executive Officer	50 Post Office Square
Lawrence G. Altadonna	Boston, MA 02110
Treasurer, Principal Financial & Accounting Officer
Thomas J. Fuccillo	Transfer Agent, Dividend Paying Agent
Vice President, Secretary & Chief Legal Officer	and Registrar
Scott Whisten	American Stock Transfer & Trust Company, LLC
Assistant Treasurer	6201 15th Avenue
Richard J. Cochran	Brooklyn, NY 11219
Assistant Treasurer
Orhan Dzemaili	Independent Registered Public Accounting Firm
Assistant Treasurer	PricewaterhouseCoopers LLP
Thomas L. Harter	300 Madison Avenue
Chief Compliance Officer	New York, NY 10017
Lagan Srivastava
Assistant Secretary	Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Global Equity & Convertible Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase its common shares in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at us.allianzgi.com/closedendfunds.

Information on the Fund is available at us.allianzgi.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 254-5197.

us.allianzgi.com

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

AGI-2013-09-03-7650

©2013 Allianz Global Investors Distributors U.S. LLC	AZ605AR_083113

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-254-5197. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $60,000 in 2012 and $60,000 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $0 in 2012 and $0 in 2013.

c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $15,530 in 2012 and $15,530 in 2013. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e) 1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AllianzGI Global Equity & Convertible & Income Fund (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits
Seed audits (related to new product filings, as required)
SEC and regulatory filings and consents

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations
Fund merger support services
Agreed upon procedure reports
Other attestation reports

Comfort letters
Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds
Financial information systems design and implementation
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
Actuarial services
Internal audit outsourcing services
Management functions or human resources
Broker or dealer, investment adviser or investment banking services
Legal services and expert services unrelated to the audit
Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)   The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)   Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)   Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2012 Reporting Period was $3,977,936 and the 2013 Reporting Period was $5,014,810.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Hans W. Kertess, James A. Jacobson, William B. Ogden, IV, Alan Rappaport, Bradford K. Gallagher and Deborah A. DeCotis.

ITEM 6. INVESTMENTS

a) The registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ALLIANZGI GLOBAL EQUITY & CONVERTIBLE INCOME FUND

(the “Trust”)

PROXY VOTING POLICY

1.             It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination.  Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other.  Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.             Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust.  AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto.  Summaries of the detailed proxy voting policies of the Trusts’ current sub-advisers are set forth in Appendix B attached hereto.  Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.             The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.             AGIFM and each sub-adviser of a Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.             The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.             This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a Trust with proxy voting authority and how each Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trusts’ website at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

2

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.            It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination.  AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other.  Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.             AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.             The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.             AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.             The party voting the proxy will:  (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.             Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at us.allianzgi.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov.  In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Allianz Global Investors U.S. LLC (“AllianzGI US”)

Description of Proxy Voting Policy and Procedures

AllianzGI US typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. To ensure that the proxies are voted in the best interests of its clients, AllianzGI US has adopted proxy voting procedures and guidelines for voting proxies on specific types of issues. When voting proxies, AllianzGI US seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts. AllianzGI US will not be responsible for voting of proxies that AllianzGI US has not been notified of on a timely basis by the client’s custodian.

AllianzGI US has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AllianzGI US’s general voting positions on specific corporate governance issues and corporate actions. AllianzGI US has retained two independent third party service providers (the “Proxy Providers”), to support two different groups of portfolio management teams, to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The services provided offer a variety of proxy-related services to assist in AllianzGI US’s handling of proxy voting responsibilities. Although both Proxy Providers have been instructed to follow the Proxy Guidelines, it is possible that in certain circumstances the Proxy Providers may interpret the Proxy Guidelines in different ways, and as a result AllianzGI US may cast votes on behalf of one client account that are different than votes cast for the same shares held by another client account.

In certain circumstances, a client may request in writing that AllianzGI US vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. For example, a client may wish to have proxies voted for its account in accordance with the Taft-Hartley proxy voting guidelines. In that case, AllianzGI US will vote the shares held by such client accounts in accordance with their direction, which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AllianzGI US will generally refrain from voting proxies on non-U.S. securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AllianzGI US cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AllianzGI US may, from time to time, instruct the Proxy Providers to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Guidelines summarize AllianzGI US’s position on various issues, including issues of corporate governance and corporate actions, and give general indication as to how AllianzGI US will vote shares on such issues. Occasionally, there may be instances when AllianzGI US may not vote proxies in strict adherence to the Proxy Guidelines. To the extent that the Proxy Guidelines do not cover potential voting issues or a case arises of a potential material conflict between AllianzGI US’s interest and those of a client with respect to proxy voting, the Proxy Committee will convene to discuss the issues. In evaluating issues, the Proxy Committee may consider information from many sources, including the portfolio management team, the analyst responsible for monitoring the stock of the company at issue, management of a company presenting a proposal, shareholder groups and independent proxy research services. In situations in which the Proxy Guidelines do not give clear guidance on an issue, an analyst or portfolio manager and/or the Proxy Committee will review the issue. In the event that either the analyst or portfolio manager wishes to override the Proxy Guidelines, the proposal will be presented to the Proxy Committee for a final decision. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Advisers Act.

In accordance with the Proxy Guidelines, AllianzGI US may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AllianzGI US may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AllianzGI US may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AllianzGI US, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting. For example, AllianzGI US may refrain from voting a proxy of a non-U.S. issuer due to logistical considerations that may impair AllianzGI US’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a language other than English, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on non-U.S. person’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

AllianzGI US may vote in accordance with the proxy guidelines of its affiliate advisers when voting in connection with Wrap Programs. The affiliated adviser’s guidelines may differ and in fact be in conflict with AllianzGI US’s voting guidelines.

If a client has decided to participate in a securities lending program, AllianzGI US will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AllianzGI US will use reasonable efforts to notify the client of proxy measures that AllianzGI US deems material.

The ability to timely identify material events and recommend recall of shares for proxy voting purposes is not within the control of AllianzGI US and requires the cooperation of the client and its other service providers. Efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

As of October 30, 2013, the following individuals at Allianz Global Investors U.S. LLC (“AllianzGI US” or the “Investment Adviser”) constitute the team that has primary responsibility for the day-to-day implementation of the AllianzGI Global Equity & Convertible Income Fund (NGZ), with Mr. Forsyth serving as the lead portfolio manager:

Douglas G. Forsyth, CFA
Managing Director, Chief Investment Officer (Fixed Income US)

Doug Forsyth is the head of the Income and Growth Strategies investment team and has been a lead portfolio manager of the Fund since inception (2007). Mr. Forsyth has over twenty years of investment industry experience. Prior to joining AllianzGI US via a predecessor affiliate in 1994, he was a securities analyst at AEGON USA. Mr. Forsyth earned his B.B.A. from the University of Iowa.

Justin Kass, CFA
Managing Director, Portfolio Manager

Justin Kass has portfolio management and research responsibilities for the Income and Growth Strategies team and has been a co-portfolio manager the Fund since 2008. Mr. Kass joined AllianzGI US via a predecessor affiliate in 2000. Other experience includes Universal Studios; Ocean Realty; and the Center for Cooperatives. Mr. Kass earned his M.B.A. from the UCLA Anderson School of Management and his B.S. from the University of California, Davis.  He has over fourteen years of investment industry experience.

Michael E. Yee
Director, Portfolio Manager

Michael Yee has portfolio management and research responsibilities for the Income and Growth Strategies team and has been a co-portfolio manager the Fund since 2008. Before joining the team in 1999, Mr. Yee had been an analyst for the Global and Systematic teams, and previously held positions in global and domestic portfolio administration, as well as in client service. Prior to joining AllianzGI US via a predecessor affiliate in 1995, he had been a financial consultant for Priority One Financial/Liberty Foundation. Mr. Yee earned his M.B.A. from San Diego State University and his B.S. from the University of California, San Diego.  He has over eighteen years of investment industry experience.

Steven Tael, Ph.D., CFA

Vice President, Portfolio Manager

Steven Tael has portfolio management and research responsibilities within the Systematic team and has been a co-portfolio manager of the Fund since 2008. Prior to joining AllianzGI US via a predecessor affiliate in 2005, he was a research analyst at Mellon Capital Management, where his experience included quantitative model building, model product and portfolio management.  Earlier he co-developed a global portfolio risk reporting system for Advisory Systems Engineer for Bank of America and was Director of Information Technologies at AffiniCorp USA. Mr. Tael has a Ph.D. from State University of New York, Stony Brook, and a M.A. and B.S. from the University of California, Santa Barbara. He has over sixteen years of investment industry experience.

Kunal Ghosh

Director, Portfolio Manager

Kunal Ghosh is head of AllianzGI US’s Systematic team and has been a co-portfolio manager of the Fund since 2008.  Prior to joining AllianzGI US via a predecessor affiliate in 2006, he was a research associate and then portfolio manager for Barclays Global Investors, where his experience included building and implementing models for portfolio management. Previously he was a quantitative analyst for the Cayuga Hedge Fund. Mr. Ghosh earned his M.B.A. from Cornell University, his M.S. in Material Engineering from the University of British Columbia, and his B.Tech from the Indian Institute of Technology. He has over nine years of investment industry experience.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, as of August 31, 2013, but including accounts managed by a team, committee, or other group that includes the portfolio managers.

	Other RICs		Other Accounts			Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)		#	AUM($million)

Steven Tael, PhD, CFA	8	484.5	5	207.2		10	500.6	*
Kunal Ghosh	8	484.5	5	207.2		10	500.6	*
Douglas G. Forsyth, CFA	8	6,739.3	17	2,540.4	**	7	9,591.6	***
Justin Kass, CFA	8	6,739.3	17	2,540.4	**	7	9,591.6	***
Michael E. Yee	8	6,739.3	17	2,540.4	**	7	9,591.6	***

*Of these Other Pooled Investment Vehicles, one account totaling $305.9 million in assets pay an advisory fee that is based in part on the performance of the accounts.

** Of these Other Accounts, one account totaling $198.5 million in assets pay an advisory fee that is based in part on the performance of the account.

***Of these Other Pooled Investment Vehicles, two accounts totaling $599.3 million in assets pay an advisory fee that is based in part on the performance of the accounts.

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AllianzGI US believes are faced by investment professional’s at most major financial firms.

AllianzGI US has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•      The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•      The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•      The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AllianzGI US considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AllianzGI US’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold-for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AllianzGI US considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AllianzGI US attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above. “Cross trades,” in which one AllianzGI US account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, AllianzGI US may cross a trade between performance fee account and a fixed fee account that results in a benefit to the performance fee account and a detriment to the fixed fee account. AllianzGI US has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. AllianzGI US maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A portfolio manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide AllianzGI US with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, AllianzGI US has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity.

AllianzGI US’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to AllianzGI US’s Codes of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of AllianzGI US will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of August 31, 2013 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

AllianzGI US’s compensation system is designed to support its corporate values and culture. While AllianzGI US acknowledges the importance of financial incentives and seeks to pay top quartile compensation for top quartile performance, AllianzGI US also believes that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.

The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.

Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.

Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.

The LTIP element of the variable compensation, cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.

The DIF element of the variable compensation, cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (Investment Professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.

Assuming an annual deferral annual deferral of 33% over a three year period, a typical member of staff will have roughly one year’s variable compensation (3x33%) as a deferred component ‘in the bank.’ Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year’s performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.

There exist a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation scheme.

In addition to competitive compensation, AllianzGI US’ approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee’s progress and a full benefits package.

(a) (4)

The following summarizes the dollar range of securities the portfolio managers for the Fund beneficially owned of the Fund that they managed as of August 31, 2013.

AllianzGI Global Equity & Convertible Income Fund

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Steven Tael	None
Kunal Ghosh	None
Douglas G. Forsyth	None
Justin Kass	None
Michael Yee	None

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH — Code of Ethics

(a) (2) Exhibit 99 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not Applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AllianzGI Global Equity & Convertible Income Fund

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief Executive Officer

Date:	October 30, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Chief Executive Officer

Date:	October 30, 2013

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	October 30, 2013